Rule 497(e)
Registration Nos. 333-125751 and 811-21774

 First Trust Exchange-Traded Fund

(the “Trust”)

FT Cboe Vest Gold Strategy Quarterly Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

September 1, 2022

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On August 31, 2022, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of September 1, 2022. The new Target Outcome Period will end on November 30, 2022. The cap for the Fund for the Target Outcome Period beginning on September 1, 2022 is set forth below.

FT Cboe Vest Gold Strategy Quarterly Buffer ETF	6.92% (before fees and expenses) 6.69% (after fees and expenses, excluding brokerage commissions, trading fees and extraordinary expenses not included in the Fund’s management fee)

Please Keep this Supplement with your Fund Prospectus for Future Reference